SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[  ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INTELIMAX MEDIA INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A

(2)  Aggregate number of securities to which transaction applies:  N/A

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

(5)  Total fee paid:  N/A

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:  N/A

(2)  Form, Schedule or Registration Statement No.: N/A

(3)  Filing Party: N/A

(4)  Date Filed: N/A

INTELIMAX MEDIA INC.
Suite 2320 – 555 West Hastings Street
Vancouver, British Columbia V6B 4N4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2011at 10:00 a.m. (Vancouver Time)

NOTICE IS HEREBY GIVEN that Intelimax Media Inc., a British Columbia corporation (the "Company"), will hold an annual meeting of stockholders on December 2, 2011 at 10:00 a.m. (Vancouver time) at Suite 400-570 Granville Street, Vancouver, British Columbia V6C 3P1 (the "Meeting").  The Meeting is being held for the following purposes:

1.	to elect Michael Young, Richard Skujins and Glenn Little to serve as directors of the Company;

2.	to ratify the appointment of Saturna Group, Chartered Accountants LLP, as the Company's independent public accounting firm for the year ending March 31, 2012;

3.	to approve the Company’s 2011 Option Plan;

4.	present the Company’s financial statements for the year ended March 31, 2011; and

5.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, the Company is not aware of any business to come before the Meeting other than the items noted above.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on October 24, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each stockholder of record will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: November 1, 2011.

By Order of the Board of Directors,

/s/ Glenn Little
Glenn Little
President, Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 2, 2011 —the proxy statement and the annual report are available at http://www.intelimax.com/IXMD/

INTELIMAX MEDIA INC.
Suite 2320 – 555 West Hastings Street
Vancouver, British Columbia V6B 4N4

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on December 2, 2011 at 10:00 a.m. (Vancouver time) at Suite 400-570 Granville Street, Vancouver, British Columbia V6C 3P1, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about November 2, 2011 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "Intelimax" refer to Intelimax Media Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.00001 par value per share ("Shares") as of the close of business on October 24, 2011  (the "Record Date").  Your Shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Shares at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each Share represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of the Record Date there were 38,383,848 shares issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum.  Under our Articles, a quorum is at least one person who holds at least one share entitled to vote at the Meeting, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope.  If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1, 2 and 3 and, at their discretion, on any other matters that may properly come before the Meeting.  The Board knows of no other business that will be presented for consideration at the Meeting.  In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Island Stock Transfer, 100 Second Avenue South, Suite 705S, St. Petersburg, Florida 33701, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the Record Date are entitled to one (1) vote for each Share held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All Shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum.  A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding Shares in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $7,000.

About The Meeting

What is the purpose of the meeting?

At the Meeting, stockholders are being asked to act upon the matters outlined in the attached Notice of Annual Meeting Of Stockholders, including (i) the election of three directors to our Board of Directors, (ii) the appointment of Saturna Group Chartered Accountants LLP as our independent registered public accounting firm until our next annual general meeting of stockholders, and (iii) approval of our 2011 Option Plan. Management is not currently aware of any other matter that will come before the meeting.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting or any adjournment thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares held on that date at the Meeting, or any adjournment thereof.

How do I vote?

You may vote in person at the Meeting, or by telephone or facsimile in accordance with the instructions in the enclosed form of proxy, or by completing and sending the enclosed form of proxy in the envelope provided. Please be certain to affix proper postage to the envelope if you are mailing the envelope from anywhere other than Canada or the United States. We recommend that you vote by proxy even if you plan to attend the Meeting. If you are a “street name” stockholder and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares. We recommend voting by telephone or facsimile as the preferred method.

How do proxies work?

Proxies are being solicited by Management of the Company. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner you direct. You may vote for all, some, or none of our Board of Director candidates. You may also vote, or withhold from voting, for the appointment of Saturna Group Chartered

Accountants LLP as our independent registered public accounting firm as well as for the approval of the 2011 Option Plan.

The persons named in the accompanying form of proxy as proxy holders are directors and/or officers of the Company. A registered stockholder or an intermediary holding shares and acting on behalf of unregistered, or "street name", stockholders has the right to appoint a person (who need not be a stockholder) to attend and act on their behalf at the Meeting other than the persons named in the proxy as proxy holders. To exercise this right, the registered stockholder or intermediary must strike out the names of the persons named in the proxy as proxy holders and insert the name of their nominee in the space provided or complete another proxy.

Can I change or revoke my vote after I submit my proxy?

Even after you have submitted your proxy, you may change or revoke your vote at any time by filing with our Secretary, up to and including the last business day preceding the Meeting, either a notice of revocation or a duly executed proxy bearing a later date.

The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although your attendance at the Meeting will not by itself revoke a previously granted proxy. Only registered stockholders or their duly appointed proxy holders are permitted to vote at the Meeting.

How are nominees for election to the Board of Directors selected?

The Board of Directors does not have a nominating committee or committee performing a similar function and does not have a formal charter addressing the nomination process. The Board of Directors believes it is appropriate not to have a nominating committee because all of the directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board of Directors for consideration.

What vote is required to approve each item?

Each stockholder is entitled to one vote for each common share registered in his or her name at the close of business on October 24, 2011, the date fixed by our Board of Directors as the record date for determining who is entitled to receive notice of and to vote at the Meeting.

Election of Directors. The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

Approval of our 2011 Option Plan.  The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, any abstention will have the effect of a negative vote.

Appointment of Auditors and Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, any abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Our Canadian stockholders should be aware of the following:

Most stockholders of the Company are "non-registered" or "street name" stockholders because the shares that they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased their shares. More particularly, a person is not a registered stockholder in respect of shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among other, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101, the Company has distributed copies of the Notice of Annual Meeting Of Stockholders, this Proxy Statement, and the form of proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Computershare Investor Services Inc. as provided above, OR

(b)
more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non- Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page preprinted form. Sometimes, instead of the one page pre-printed form the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy, and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

In addition, Canadian securities legislation now permits the Company to forward meeting materials directly to "non objecting beneficial owners". If the Company or its agent has sent these materials directly to you (instead of through an Intermediary), your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.

Who is soliciting these proxies?

Management of the Company is soliciting the execution and return of the enclosed form of proxy for the purposes set forth in the Notice of Annual Meeting Of Stockholders. We will bear the costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since April 1, 2010, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the increase to our authorized share capital, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, we had a total of 38,383,848 shares issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of Shares by each stockholder known by us to be the beneficial owner of more than 5% of our Shares and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the Shares, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the Shares, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Glenn Little 2320 – 555 West Hasting Street Vancouver V6B 4N4 Canada	560,333 (2)	1.5%
Michael Young 2320 – 555 West Hasting Street Vancouver V6B 4N4 Canada	2,202,302 common shares	5.7%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)

Richard Skujins 2320 – 555 West Hasting Street Vancouver V6B 4N4 Canada	860,667 common shares (3)	2.2%
Directors and Officers as a Group	3,623,302 common shares	9.4%
Rose Mary Doroghazi Trust 1631 Spruce Street, Granite City, IL, 62040	2,692,350	7.0%
Stephen J. Doroghazi, Jr. 1539 Surf Side Dr. St. Louis, MO, 63138	2,365,131	6.2%
5%+ Shareholders as a Group	5,057,481 common shares	13.2%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 24, 2011.  As of October 24, 2011, there were 38,383,848 shares of our company’s common stock issued and outstanding.

(2)	Includes 60,000 warrants to purchase shares of our common stock at $0.50 per warrant share and 500,333 shares of our common stock.
(3)
Includes 440,000 shares of our common stock in his personal name, 368,667 shares of our common stock, and warrants to acquire an additional 52,000 shares of our common stock, held by Our World Holdings Ltd., a company controlled by Mr. Skujins.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended March 31, 2011 and 2010; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended March 31, 2011 and 2010, who we will collectively refer to as the Named Executive Officers, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Glenn Little(1) President, Chief Executive Officer, Chief Financial Officer, Secretary and Director	2011 2010	2,000 16,000	- -	- -	- -	- -	- -	- -	2,000 16,000
Raymond Slee(2) Former President, Chief Technical Officer, Chief Executive Officer and Director	2011 2010	- 46,457.25	- -	- -	- -	- -	- -	- -	- 46,457.25
Galit Alon(3) Former Chief Financial Officer and Secretary	2011 2010	- 12,313.84	- -	- -	- -	- -	- -	- -	- 12,313.84
Charles Green(4) Former President, Chief Executive Officer and Director	2011 2010	- 27,300	- -	- -	- -	- -	- -	- -	- 27,300

(1)	Mr. Little was appointed president, chief executive officer, and director of our company on November 16, 2010 and as chief financial officer and secretary on November 25, 2010.

(2)
Mr. Slee was appointed chief technical officer on May 28, 2009 and as president, chief executive officer and as a director on September 17, 2010 and resigned as an officer and director on November 16, 2010.

(3)	Ms. Alon was appointed chief financial officer and secretary on March 25, 2010 and resigned as an officer on November 25, 2010.

(4)	Mr. Green was appointed chief executive officer and director on May 28, 2009 and as president and secretary on May 28, 2009 and resigned as an officer and director on September 17, 2010.

Other than as set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Stock Option Grants to our Named Executive Officers

Our company did not grant any stock options to any named executive officers during the year ended March 31, 2011.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards granted to any named executive officer as of March 31, 2011.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options outstanding, and hence no options exercised, by any named executive officers during the year ended March 31, 2011.

Compensation of Directors

We have no formal plan for compensating our directors for their services in the future in their capacity as directors, although such directors are expected in the future to receive options to purchase shares of our common stock as awarded by our Board of Directors or any compensation committee that may be established.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the Shares represented by valid proxies at the Meeting and any adjournments thereof.  It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy.  Each nominee is currently a member of the Board of Directors.  Each duly elected director will hold office until the 2012 Annual Meeting of Shareholders or until their successor shall have been elected and qualified.  Although the Board of Directors does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least three directors. Each director is elected by a plurality of votes at each annual meeting.  Currently, the Board of Directors consists of three directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Michael Young, Richard Skujins and Glenn Little.

Our board of directors unanimously recommends a vote "FOR" the nominees: Michael Young, Richard Skujins and Glenn Little.

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of the Company's directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Glenn Little	President, CEO, CFO and Director	56	November 16,2010
Michael Young	Director	48	April 28, 2009
Richard Skujins	Director	40	May 28, 2009

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, indicating the director's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Glenn Little - President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Glenn Little was appointed as president, chief executive officer and director on November 16, 2010.

Glenn Little brings extensive business and public company experience in the Media sector.  For the past five years, Mr. Little has been working with the Company as a consultant by providing certain corporate development activities such as company financing, marketing, and investor relations.  From 1999 to 2005, Mr. Little was a director and provided certain corporate development services for Stream Communications Network & Media Inc. (“Stream”).  From 1993 to 1999, he was vice president and director of Trooper Technologies Inc., a TSX.V listed company operating in the environmental waste management sector.

Mr. Little was appointed to our board of directors due to his experience with public companies as well as the media industry.

Michael Young, Director

Michael Young has been our director since April 28, 2009.  Mr. Young was also appointed as our President and Secretary on May 28, 2009 in connection with the closing of our merger with Intelimax, the private company and resigned as an officer on March 25, 2010.  Mr. Young was the President and founder of Intelimax since April 2006.   From September 2008 to October 2010 he was the CEO and Director of Carbon Friendly Solutions Inc. an environmental company listed on the TSX Venture Exchange focusing on wood waste utilization and the development of bio energy products that offset the use of fossil fuels to reduce carbon emissions.

From June 2005 to July 2006, he was Director and Corporate Secretary for Stream Communications Network & Media Inc., and responsible for Corporate Development and Public Relations of Stream since October 2000. During his time with Stream the company grew from start up to 65,000 subscribers and raised over US $15 million of private debt and equity to accomplish its growth objectives.

From 1994 to present Mr. Young has been helping individuals and small businesses achieve both short and long term financial security goals acting as a self-employed independent consultant. Mr. Young is a graduate of the Certified Financial Planning Education Program from the Financial Advisors Association of Canada and the British Columbia Institute of Technology, where he studied Business Administration.

Mr. Young was appointed to our board of directors due to his experience with public companies and capital raising.

Richard Skujins, Director

Mr. Skujins was appointed as our Director on May 28, 2009 in connection with the closing of our merger with Intelimax.

Mr. Skujins has over 16 years of business experience as owner, operator and investor with various private companies in the construction, roofing, IT and restaurant sectors.  From 1992 to the present Mr. Skujins has been the principal owner and operator of Cambie Roofing and Drainage.  Cambie Roofing has been a successful family operated commercial and residential roofing and drainage company for over 50 years in British Columbia.

Mr. Skujins was appointed to our board of directors due to his extensive business experience.

Information About the Board of Directors

Board and Committee Meetings

Our Board of Directors held no formal meetings during the year ended March 31, 2011. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the British Columbia Business Corporations Act and our Articles, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

For the year ended March 31, 2011 our only standing committee of the board of directors was our audit committee.

Audit Committee

Our audit committee consists of Michael Young, Richard Skujins and Glenn Little.

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our audit committee is governed by an Audit Committee Charter adopted by our board of directors.

We believe that the members of our audit committee are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or committees performing similar functions nor do we have a written nominating, compensation. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Nominating Committee

We do not have a nominating committee, rather the entire Board of Directors performs the functions of a nominating Committee and oversees the process by which individuals may be nominated to our Board of Directors.

As of March 31, 2011, we did not effect any material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors. Our Board of Directors does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. Our Board of Directors has determined that it is in the best position to evaluate the Company's requirements as well as the qualifications of each candidate when the Board of Directors considers a particular nominee. If stockholders wish to recommend candidates directly to our Board of Directors, they may do so by sending communications to the president of the Company at the address on the cover of this proxy statement.

Compensation Committee

We do not have a compensation committee.

Significant Employees

We do not have any significant employees.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

We have adopted a Code of Ethics that applies to, among other persons, the Company's president, secretary and Chief Financial Officer (being our principal executive officer, principal financial officer and principal accounting officer), as well as persons performing similar functions, and which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as Exhibit 14.1 to our annual report on Form 10-K filed with the SEC on July 9, 2010. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our president, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.  We will provide a copy of the Code of Ethics and Business Conduct to any person without charge, upon request.  Requests can be sent to: Intelimax Media Inc., Suite 2320 – 555 West Hastings Street, Vancouver, British Columbia Canada V6B 4N4.

Audit Committee Financial Expert

Our Board of Directors has determined that it does not have a director who qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended March 31, 2011, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, though some were late.

Director Independence

Currently, our Board of Directors consists of three (3) directors, includingMichael Young, Richard Skujins and Glenn Little.  We have determined that Ray Skujins qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Transactions with Related Persons, Promoters and Certain Control Persons

a)	During the three months ended June 30, 2011, we incurred $20,500 (2010 - $10,452) of consulting fees to our directors.

b)
As at June 30, 2011, accounts payable and accrued liabilities include $31,430 (March 31, 2011 - $73,391) owing to our management, officers, and directors.  The amounts are unsecured, non-interest bearing, and due on demand.

c)	As at June 30, 2011, we owed $nil (March 31, 2011 - $11,200) to two of our directors for general expenditures. The amount owing is unsecured, non-interest bearing, and due on demand.

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

The Board of Directors has selected Saturna Group Chartered Accountants LLP to act as the independent registered public accounting firm of the Company until its next annual general meeting of stockholders. Unless otherwise instructed, the proxies received pursuant to this solicitation will be voted for the appointment of Saturna Group Chartered Accountants LLP, as the Company’s independent registered public accounting firm, to hold office until the close of our next annual general meeting or until a successor is appointed.  Saturna Group Chartered Accountants LLP was first appointed as the Company’s independent registered public accounting firm on May 28, 2009.

The Company does not anticipate that any representatives of Saturna Group Chartered Accountants LLP will be present at the Meeting. If any representatives from Saturna Group Chartered Accountants LLP do attend the Meeting, they will have the opportunity to make statements if they desire to do so, and will be authorized to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Meeting is required for the appointment of Saturna Group Chartered Accountants LLP as our independent registered public accounting firm. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

MANAGEMENT OF THE COMPANY DEEMS THE APPOINTMENT OF SATURNA GROUP CHARTERED ACCOUNTANTS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL OUR NEXT ANNUAL GENERAL MEETING OF STOCKHOLDERS TO BE IN THE BEST INTEREST OF INTELIMAX MEDIA INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF SATURNA GROUP CHARTERED ACCOUNTANTS LLP.

Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Saturna Group Chartered Accountants LLP as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended March 31, 2011 and 2010:

Services	2011 $	2010 $
Audit fees	20,500	20,100
All other fees	950	600
Total fees	21,450	20,700

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Effective May 6, 2003, the SEC adopted rules that require that before Saturna Group Chartered Accountants LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our audit committee (the functions of which are performed by our entire board of directors); or

•
entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire Board of Directors pre-approves all services provided by our independent auditors.  All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by Saturna Group Chartered Accountants LLP and believe that the provision of services for activities unrelated to the audit is compatible with maintaining the independence of Saturna Group Chartered Accountants LLP.

PROPOSAL NO. 3 – APPROVAL OF THE 2011 OPTION PLAN

Our Board of Directors has approved the establishment of a share option plan known as our 2011 Option Plan.  The purpose of this plan will be to advance our company’s interests by encouraging equity participation in the company through the acquisition of common shares by employees and consultants.  The 2011 Option Plan allows for the issuance of options to acquire up to 10% of our issued and outstanding common shares at the time of the option grant.  The exercise price of the options cannot be less than the greater of the closing market price of our common shares on (a) the trading day immediately prior to the date of grant of the option; and (b) the date of grant of the option.  The options can be exercisable for a maximum of five years from the date of the grant, with the actual term of the option to be set by our board of directors at the time of grant.  A copy of the 2011 Option Plan is attached to this Information Statement as Exhibit A.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Meeting is required for the approval of the 2011 Option Plan. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

MANAGEMENT OF THE COMPANY DEEMS THE APPROVAL OF THE 2011 OPTION PLAN TO BE IN THE BEST INTEREST OF INTELIMAX MEDIA INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THE 2011 OPTION PLAN.

Our board of directors unanimously recommends a vote "FOR" the ratification of the 2011 Option Plan.

"HOUSEHOLDING" OF PROXY MATERIAL

The SEC permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Glenn Little
Glenn Little
Director

PROXY CARD

INTELIMAX MEDIA INC.
ANNUAL GENERAL MEETING OF STOCKHOLDERS
December 2, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTELIMAX MEDIA INC.

The undersigned, revoking all prior proxies, hereby appoint(s) Michael Young or Glenn Little, with full power of substitution, as proxy holder to represent and vote, as designated herein, all shares of stock of Intelimax Media Inc., a British Columbia Company (the “Company”), which the undersigned would be entitled to vote if personally present at the Annual General Meeting of Stockholders of the Company to be held at the offices of Macdonald Tuskey, Suite 400-570 Granville Street, Vancouver, British Columbia V6C 3P1, on December 2, 2011 at 10:00 A.M. local time, and any adjournment thereof (the “Meeting”):

	For	Against	Withhold
1. To elect to the Board of Directors Michael Young Richard Skujins Glenn Little	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]
2. To approve a resolution appointing Saturna Group Chartered Accountants LLP as independent accountants of the Company at such remuneration as shall be fixed by the Board of Directors	[ ]	[ ]	[ ]
3. To approve the 2011 Option Plan	[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Check here if the Securities and Exchange Commission’s “householding” rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company, or shall vote in person at the Meeting.

PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature	Date
Number of Shares
Print Name
Print Address

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.
This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman the Meeting, must accompany the Instrument of Proxy.

3.
If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Island Stock Transfer.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do the following:

(a)
appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR
(b)
appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.
The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Island Stock Transfer by mail or by fax (727-289-0069) no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

INTELIMAX MEDIA INC. c/o Island Stock Transfer 100 Second Avenue South, Suite 705S, St. Petersburg, Florida 33701

EXHIBIT A

INTELIMAX MEDIA INC.

SHARE OPTION PLAN
(the “Plan”)

Dated for Reference October 21, 2011

ARTICLE 1
PURPOSE AND INTERPRETATION

Purpose

1.1
The purpose of this Plan will be to advance the interests of Intelimax Media Inc. (the “Company”) by encouraging equity participation in the Company through the acquisition of common shares (the “Shares”) of the Company.  It is the intention of the Company that this Plan will at all times be in compliance with the policies (the “CSNX Policies”) of the Canadian National Stock Exchange (“CNSX”) and any inconsistencies between this Plan and the CNSX Policies, whether due to inadvertence or changes in the CNSX Policies, will be resolved in favour of the CNSX Policies.

Definitions

2.1           In this Plan:

“Affiliate” means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

“Associate” has the meaning assigned by the Securities Act;

“Board” means the board of directors of the Company or any committee thereof duly empowered or authorized to grant options under this Plan;

“CNSX” means the Canadian National Stock Exchange;

“CNSX Policies” means the rules and policies of the CNSX, as amended from time to time;

“Company” means Intelimax Media Inc. and includes, unless the context otherwise requires, all of its subsidiaries of affiliates and successors according to law;

“Consultant” means an individual or Consultant Company, other than an Employee, Officer or Director that:

(i)	provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company or an Affiliate of the Company;

(ii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

(iii)	has a relationship with the Company or an Affiliate that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

“Consultant Company” means for an individual consultant, a company or partnership of which the Person is an employee, shareholder or partner;

“Directors” means the directors of the Company as may be elected from time to time;

“Effective Date” for an Option means the date of grant of the Option by the Board;

“Employee” means:

(i)	an individual who is considered an employee under the Income Tax Act (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)
an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)
an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

“Exercise Price” means the amount payable per Optioned Share on the exercise of an Option, as specified in the Option Commitment relating to such Option and as determined in accordance with the terms of this Plan;

“Expiry Date” means the day on which an Option lapses as specified in the Option Commitment relating to such Option or in accordance with the terms of this Plan;

“Listed Shares” means the number of issued and outstanding Shares of the Company that have been accepted for listing on the CNSX, but excluding dilutive securities not yet converted into Listed Shares;

“Management Company Employee” means an individual employed by another Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company;

“Officer” means a duly appointed executive officer of the Company;

“Option” means the right granted under this Plan to a Service Provider to purchase Optioned Shares;

“Option Commitment” means the notice of grant of an Option delivered by the Company to a Service Provider and substantially in the form of Schedule “A” (as to an Option without vesting provisions) or Schedule “B” (as to an Option with vesting provisions) attached hereto;

“Optioned Shares” means Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

“Optionee” means the recipient of an Option granted under this Plan;

“Person” means a company or an individual;

“Plan” means this Share Option Plan, the terms of which are set out herein or as may be amended;

“Regulatory Approval” means the approval of the CNSX and any other securities regulatory authority that may have lawful jurisdiction over this Plan and any Options granted under this Plan;

“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time;

“Service Provider” means a Person who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company, of which 100% of the share capital is beneficially owned by one or more Service Providers; and

“Shares” means the common shares of the Company.

ARTICLE 2
SHARE OPTION PLAN

Establishment of Share Option Plan

2.1	There is hereby established this Plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Shares Issuable under the Plan

2.2
Subject to CNSX Policies, the aggregate number of Optioned Shares that may be issuable pursuant to Options granted under this Plan will not exceed 10% of the number of issued Shares of the Company at the time of the granting of Options under the Plan.

Eligibility

2.3	Options to purchase Optioned Shares may be granted under this Plan to Service Providers from time to time by the Board.

Options Granted Under this Plan

2.4
All Options granted under this Plan will be evidenced by an Option Commitment substantially in the forms attached hereto as Schedule “A” or Schedule “B”, showing the number of Optioned Shares, the term of the Option, the Exercise Price and a reference to vesting terms, if any.

2.5	Subject to specific variations approved by the Board, all terms and conditions set out in this Plan will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Options Not Exercised

2.6
In the event an Option granted under this Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issue.

Powers of the Board

2.7
The Board will be responsible for the general administration of this Plan and the proper execution of its provisions, the interpretation of this Plan and the determination of all questions arising hereunder.  Without limiting the generality of the foregoing, the Board has the power to:

(a)           allot Shares for issuance in connection with the exercise of Options;

(b)           grant Options under this Plan;

(c)
subject to Regulatory Approval, amend, suspend, terminate or discontinue this Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of this Plan will, without the written consent of all Optionees, alter or impair any Option previously granted under this Plan unless as a result of a change in CNSX Policies; and

(d)
delegate all or such portion of its powers under this Plan as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of this Plan so delegated to the same extent as the Board is hereby authorized so to do.; and

(e)	may in its sole discretion amend this Plan (except for previously granted and outstanding Options), pursuant to paragraph 5.8.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1
The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, unless otherwise permitted under CNSX Policies, cannot be less than the greater of the closing market price of the Listed Shares on (a) the trading day immediately prior to the date of grant of the Option; and (b) the date of grant of the Option.

Term of Option

3.2	An Option can be exercisable for a maximum of five (5) years from the Effective Date.

3.3	Subject to paragraph 3.2, the term of an Option will be set by the Board at the time such Option is granted under this Plan.

Option Amendment

3.4	Unless otherwise permitted under CNSX Policies, the terms of an Option may not be amended after the Option is granted.

Vesting of Options

3.5	Vesting of Options is at the discretion of the Board and will generally be subject to:

(a)
the Service Provider remaining employed by or continuing to provide services to the Company or any of its subsidiaries and Affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its subsidiary or Affiliate during the vesting period; or

(b)	remaining as a Director of the Company or any of its subsidiaries or Affiliates during the vesting period.

Optionee Ceasing to be a Service Provider

3.6
The Option will expire immediately at such time as and no Option may be exercised after the Service Provider has left his or her employment/office or has been advised that his or her services are no longer required or that his or her service contract has expired, except as follows:

(a)
in the case of the death of an Optionee, any vested Option held by him or her at the date of death will become exercisable by the Optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)
Options granted to an Optionee may be extended for such time period as the Board may determine but only to the extent that such Options were vested in the Optionee at the date the Optionee ceased to be so employed or provide services to the Company; and

(c)
in the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal, will immediately terminate without right to exercise same.

Non-Assignable

3.7	Subject to paragraph 3.6(a), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Adjustment of the Number of Optioned Shares

3.8	The number of Shares subject to an Option will be subject to adjustment in the event and in the manner following:

(a)
in the event of a subdivision of Shares as constituted on the date of this Plan, at any time while an Option is in effect, into a greater number of Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefore;

(b)
in the event of a consolidation of the Shares as constituted on the date of this Plan, at any time while an Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from the consolidation;

(c)
in the event of any change of the Shares as constituted on the date of this Plan, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such change;

(d)
in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof.  The subdivision or consolidation of Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this sub-paragraph 3.8(d);

(e)	an adjustment will take effect at the time of the event giving rise to the adjustment and the adjustments provided for in this paragraph are cumulative;

(f)
the Company will not be required to issue fractional shares in satisfaction of its obligations under this Plan.  Any fractional interest in a Share that would, except for the provisions of this sub-paragraph 3.8(f), be deliverable upon the exercise of an Option will be cancelled and will not be deliverable by the Company; and

(g)
if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this paragraph 3.8, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of Chartered Accountants in Vancouver, British Columbia (or in the city of the Company’s principal executive office)

that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1
Upon grant of an Options pursuant to this Plan, an authorized Director or Officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to this Plan and have the right to purchase the Optioned Shares at the Exercise Price set out in such Option Commitment, subject to the terms and conditions of this Plan.

Manner of Exercise

4.2	An Optionee who wishes to exercise his or her Option may do so by delivering to the Company:

(a)	a written notice specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)	cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired.

Delivery of Certificate and Hold Periods

4.3
As soon as practicable after receipt of the notice of exercise described in paragraph 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares.  Such certificate will bear a legend stipulating any resale restrictions required under applicable securities laws.

Withholding

4.4
As a condition of and prior to participation in the Plan, each Optionee authorizes the Company to withhold from any amount otherwise payable to him or her any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of his or her participation in the Plan.  The Company will also have the right in its discretion to satisfy any such liability for withholding or other required deduction amounts by retaining or acquiring any Optioned Shares, or retaining any amount payable, which would otherwise be issued or delivered, provided or paid to an Optionee under the Plan.  The Company may require an Optionee, as a condition to exercise of an Option to pay or reimburse the Company for any such withholding or other required deduction amounts related to the exercise of Options.

ARTICLE 5
GENERAL

Employment and Services

5.1
Nothing contained in this Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee’s office, employment or service at any time pursuant to the arrangements pertaining to same.  Participation in this Plan by an Optionee will be voluntary.

No Representation or Warranty

5.2
The Company makes no representation or warranty as to the future market value of Optioned Shares issued in accordance with the provisions of this Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Optioned Shares issuable thereunder or the tax consequences to a Service Provider.  Compliance with applicable securities laws as to the disclosure and resale obligations of each Optionee is the responsibility of such Optionee and not the Company.

No Rights as Shareholder

5.3	No Optionee will have any of the rights as a shareholder of the Company in respec6t of the Optioned Shares subject to an Option until such Optioned Shares have been paid for in full and issued.

No Prohibition on Other Arrangements

5.4
Nothing contained in this Plan will prevent the Company or any of its Affiliates from adopting or continuing in effect other compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

Interpretation

5.5
The validity, construction and effect of this Plan, the grants of Options, the issue of Optioned Shares, any rules and regulations relating to this Plan and any Option Commitment, and all determinations made and actions taken pursuant to this Plan, will be governed and construed in accordance with the laws of the Province of British Columbia.

5.6
If any provision of this Plan or any Option Commitment is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Option, or would disqualify this Plan or any Option under any law deemed applicable by the Board, such provision will be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Option, such provision will be stricken as to such jurisdiction, person, or Option and the remainder of this Plan and any such Option Commitment will remain in full force and effect.

5.7
Headings are given to the sections and paragraphs of this Plan solely as a convenience to facilitate reference.  Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

Amendment of this Plan

5.8
The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate this Plan with respect to all Optioned Shares in respect of Options which have not yet been granted hereunder.  Any amendment to any provision of this Plan will be subject to any necessary Regulatory Approvals.

Effective Date

5.9	This Plan will become effective upon being adopted by the Board.

SCHEDULE “A”

INTELIMAX MEDIA INC.
SHARE OPTION PLAN DATED OCTOBER 21, 2011

OPTION COMMITMENT
[No Vesting Provision]

Notice is hereby given that, effective this ______ day of ______, 20___ (the “Effective Date”), INTELIMAX MEDIA INC. (the “Company”) has granted to ______ ______ (the “Service Provider”) an Option to acquire ______ Shares (the “Optioned Shares”) until 4:30 p.m. (Vancouver Time) on the ____ day of ______, 20___ (the “Expiry Date”) at an exercise price (the “Exercise Price”) of $_____ per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Share Option Plan dated October 21, 2011, (the “Plan”) the terms and conditions of which are hereby incorporated.

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE] ______ of the Company, entitled to receive Options under CNSX Policies.

INTELIMAX MEDIA INC.

______________________________________________________
Authorized Signatory

By signature hereunder, [Service Provider] hereby acknowledges receipt of this Option Commitment and hereby consents to the Company’s collection, use and disclosure of his/her personal information for the purposes of the Company’s grant of the Option evidenced by this Option Commitment.  [Service Provider] further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, [Service Provider] hereby expressly consents to such disclosure.

_____________________________________
[Service Provider]

SCHEDULE “B”

INTELIMAX MEDIA INC.
SHARE OPTION PLAN DATED OCTOBER 21, 2011

OPTION COMMITMENT
 [Vesting Provisions]

Notice is hereby given that, effective this ______ day of ______, 20___ (the “Effective Date”), INTELIMAX MEDIA INC. (the “Company”) has granted to ______ (the “Service Provider”) an Option to acquire ______ Shares (the “Optioned Shares”) until 4:30 p.m. (Vancouver Time) on the ____ day of ______, 20___ (the “Expiry Date”) at an exercise price (the “Exercise Price”) of $_____ per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Share Option Plan dated October 21, 2011, (the “Plan”) the terms and conditions of which are hereby incorporated.

Optioned Shares will vest as follows:

______________________________________________________________________________________________________________________________________________________________________________________________
To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE] _____________ of the Company, entitled to receive Options under CNSX Policies.

INTELIMAX MEDIA INC.

____________________________________________
Authorized Signatory

By signature hereunder, [Service Provider] hereby acknowledges receipt of this Option Commitment and hereby consents to the Company’s collection, use and disclosure of his/her personal information for the purposes of the Company’s grant of the Option evidenced by this Option Commitment. [Service Provider] further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, [Service Provider] hereby expressly consents to such disclosure.

_____________________________________
[Service Provider]

SCHEDULE “A”

INTELIMAX MEDIA INC.
SHARE OPTION PLAN DATED OCTOBER 21, 2011

OPTION COMMITMENT
[No Vesting Provision]

Notice is hereby given that, effective this ______ day of ______, 20___ (the “Effective Date”), INTELIMAX MEDIA INC. (the “Company”) has granted to ______ (the “Service Provider”) an Option to acquire ______  Shares (the “Optioned Shares”) until 4:30 p.m. (Vancouver Time) on the ____ day of ______, 20___ (the “Expiry Date”) at an exercise price (the “Exercise Price”) of $_____ per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Share Option Plan dated October 21, 2011, (the “Plan”) the terms and conditions of which are hereby incorporated.

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE] ______ of the Company, entitled to receive Options under CNSX Policies.

INTELIMAX MEDIA INC.

_____________________________________
Authorized Signatory

By signature hereunder, [Service Provider] hereby acknowledges receipt of this Option Commitment and hereby consents to the Company’s collection, use and disclosure of his/her personal information for the purposes of the Company’s grant of the Option evidenced by this Option Commitment.  [Service Provider] further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, [Service Provider] hereby expressly consents to such disclosure.

_____________________________________
[Service Provider]

SCHEDULE “B”

INTELIMAX MEDIA INC.
SHARE OPTION PLAN DATED OCTOBER 21, 2011

OPTION COMMITMENT
 [Vesting Provisions]

Notice is hereby given that, effective this ______ day of ______, 20___ (the “Effective Date”), INTELIMAX MEDIA INC. (the “Company”) has granted to ______ (the “Service Provider”) an Option to acquire  Shares (the “Optioned Shares”) until 4:30 p.m. (Vancouver Time) on the ____ day of  ______, 20___ (the “Expiry Date”) at an exercise price (the “Exercise Price”) of $_____ per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Share Option Plan dated October 21, 2011, (the “Plan”) the terms and conditions of which are hereby incorporated.

Optioned Shares will vest as follows:

______________________________________________________________________________________________________________________________________________________________________________________________

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price.  A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE] ______ of the Company, entitled to receive Options under CNSX Policies.

INTELIMAX MEDIA INC.

_____________________________________
Authorized Signatory

By signature hereunder, [Service Provider] hereby acknowledges receipt of this Option Commitment and hereby consents to the Company’s collection, use and disclosure of his/her personal information for the purposes of the Company’s grant of the Option evidenced by this Option Commitment.  [Service Provider] further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, [Service Provider] hereby expressly consents to such disclosure.

_____________________________________
[Service Provider]